UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

Churchill Capital Corp IV

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CCIV.U	New York Stock Exchange
Shares of Class A common Stock	CCIV	New York Stock Exchange
Warrants	CCIV WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 22, 2021, Churchill Capital Corp IV, a Delaware corporation (“Churchill”) filed a registration statement on Form S-4 (File No. 333-254543) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with Churchill’s proposed business combination with Atieva, Inc., d/b/a Lucid Motors, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Lucid”) pursuant to that certain Agreement and Plan of Merger, dated as of February 22, 2021 (the “Merger Agreement,” and the transactions contemplated therein, the “Business Combination”), by and among Churchill, Air Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Churchill, and Lucid. On June 25, 2021, Churchill’s Registration Statement was declared effective by the SEC and Churchill filed a definitive proxy statement/prospectus relating to the special meeting of stockholders of Churchill scheduled to be held on July 22, 2021 (the “definitive proxy statement/prospectus”) to, among other things, obtain the approvals required for the Business Combination and the other transactions and ancillary agreements contemplated by the Merger Agreement.

Since the initial filing of the Registration Statement, Churchill has received four letters on behalf of putative stockholders alleging that the Registration Statement is false and misleading and/or omits material information concerning the Business Combination in violation of the federal securities laws and/or state law fiduciary duties (the “Stockholder Demands”). Churchill believes these claims in the Stockholder Demands are without merit.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the definitive proxy statement/prospectus, which should be read in its entirety. Page references in the below disclosures are to pages in the definitive proxy statement/prospectus, and defined terms used but not defined herein have the meanings set forth in the definitive proxy statement/prospectus. To the extent the following information differs from or conflicts with the information contained in the definitive proxy statement/prospectus, the information set forth below shall be deemed to supersede the respective information in the definitive proxy statement/prospectus. Churchill denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, Churchill makes the following amended and supplemental disclosures solely for the purpose of mooting the Stockholder Demands.

The section of the definitive proxy statement/prospectus entitled “Proposal No. 1—The Business Combination Proposal—Background of the Transactions” is hereby amended and supplemented as follows:

The fifth full paragraph on page 138 of the definitive proxy statement/prospectus is amended and restated in its entirety (new language indicated by bold underline):

“Representatives of Churchill and the Sponsor contacted and were contacted by a number of individuals and entities with respect to acquisition opportunities. Churchill and the Sponsor evaluated several dozen potential acquisition targets, including targets that were identified by Churchill’s management, the Sponsor’s operating partners and representatives. In connection with evaluating such opportunities, representatives of Churchill and the Sponsor met and conducted discussions with representatives of, and commenced due diligence on, several potential target opportunities. Churchill entered into customary confidentiality agreements with approximately 5 potential targets (other than Lucid), none of which included standstill provisions with respect to Churchill’s securities. Churchill did not enter into exclusivity, nor did Churchill agree to terms, with any of the potential targets (other than Lucid, as described below).”

The second full paragraph on page 139 of the definitive proxy statement/prospectus is amended and restated in its entirety (new language indicated by bold underline):

“On January 12, 2021, Lucid and Churchill executed a non-disclosure agreement in connection with a potential business combination. The non-disclosure agreement did not contain a standstill provision. After entering into the non-disclosure agreement, Churchill and its financial advisors, its strategic advisor (an internationally recognized consulting firm) and the Sponsor’s operating partners commenced an in depth business, financial and legal due diligence review of Lucid, and representatives of each party and their respective advisors (acting at the direction of their respective party) held several dozen calls and meetings in furtherance of that review, including an initial diligence session with management on January 13, 2021, a technology diligence call on January 15, 2021 and the first of several on-site plant and showroom visits on January 20, 2021. During such due diligence review, representatives of Churchill and its advisors conducted on-site due diligence at Lucid’s factories, headquarters, showrooms and manufacturing facilities in California and Arizona, were provided access to Lucid’s senior management, manufacturing employees and production lines and were afforded the opportunity to test drive Lucid’s release-candidate vehicles. As part of its evaluation of the proposed business combination with Lucid, Churchill engaged BofA Securities, Inc. (“BofA”) and Guggenheim Securities, LLC (“Guggenheim Securities”) as its financial advisors. Churchill and BofA entered into an engagement letter, dated February 9, 2021, pursuant to which Churchill engaged BofA to act as a co-placement agent in connection with the PIPE Investment. Churchill and BofA also entered into an engagement letter, dated as of January 23, 2021, pursuant to which Churchill engaged BofA to act as its financial advisor in connection with the Transactions. BofA was not engaged by Churchill to provide a fairness opinion with respect to the Transactions. Pursuant to the terms of BofA’s engagement letters, Churchill has agreed to pay BofA customary cash fees for its services, all of which are contingent upon consummation of the Merger, plus an additional discretionary incentive fee payable at the sole discretion of Churchill. In addition, Churchill has agreed to reimburse BofA for certain expenses and to indemnify it against certain liabilities arising out of its engagement. In connection with its engagement as financial advisor, BofA furnished to Churchill’s Board of Directors a disclosure memorandum, dated February 20, 2021, that did not disclose any revenues having been derived by BofA and its affiliates in respect of investment banking, commercial banking and certain other financial services from Churchill or Lucid during the period between February 1, 2019 and January 31, 2021. In addition, Churchill and Guggenheim Securities entered into an engagement letter, dated as of February 20, 2021, pursuant to which Churchill engaged Guggenheim Securities to act as its financial advisor in connection with the Transactions and its capital markets advisor with respect to the PIPE Investment. As part of this engagement, it was contemplated that Guggenheim Securities would render a fairness opinion to Churchill with respect to the Transactions.”

The following is added at the end of the carryover paragraph on page 140 of the definitive proxy statement/prospectus:

“Neither Churchill, Lucid nor Ayar engaged in any discussions with any director or officer of Churchill regarding potential nomination to the post-combination company board of directors prior to the announcement of the Transactions on February 22, 2021.”

The section of the definitive proxy statement/prospectus entitled “Proposal No. 1—The Business Combination Proposal—Opinion of Churchill’s Financial Advisor” is hereby amended and supplemented as follows:

The second bullet of the second full paragraph on page 157 of the definitive proxy statement/prospectus is amended and restated in its entirety (new language indicated by bold underline):

“Guggenheim Securities used a discount rate range of 10.25% — 12.50% based on its estimate of Lucid’s weighted average cost of capital (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience in valuing companies similar to Lucid and (ii) application of the capital asset pricing model with the following specific inputs: (a) Guggenheim Securities’ then-current estimate of the prospective US equity risk premium range (i.e., 5.50% – 6.50%), (b) Guggenheim Securities’ review of the Bloomberg one-year, two-year and five-year adjusted equity betas and Barra predicted equity betas for Tesla and NIO (i.e., the companies included in Guggenheim Securities’ selected publicly traded companies analysis, excluding those with limited trading histories), which resulted in a prospective unlevered equity beta reference range for Lucid of 1.500 – 1.600, (c) the then-prevailing yield on the 20-year US Treasury bond (i.e., 1.98%), as a proxy for the risk-free rate, and (d) Lucid’s assumed forward-looking capital structure).”

The third bullet of the second full paragraph on page 157 of the definitive proxy statement/prospectus is amended and restated in its entirety (new language indicated by bold underline):

“In estimating Lucid’s terminal/continuing value, Guggenheim Securities used a reference range of perpetual growth rates of Lucid’s terminal year after-tax unlevered free cash flow of 2.0% — 3.0% (excluding certain incentives).Guggenheim Securities selected such terminal/continuing value-related perpetual growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of Lucid’s business, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which Lucid operates, (ii) the Financial Projections, and (iii) then-prevailing market expectations regarding global long-term economic growth and global long-term inflation. The terminal/continuing values implied by the foregoing perpetual growth rate reference range were cross-checked for reasonableness by reference to Lucid’s implied terminal year EBITDA multiples (which ranged from 7.2x using a 2.0% perpetuity growth rate and a 12.50% discount rate to 10.4x using a 3.0% perpetuity growth rate and a 10.25% discount rate).”

The third full paragraph on page 157 of the definitive proxy statement/prospectus is amended and restated in its entirety (new language indicated by bold underline):

“Guggenheim Securities’ discounted cash flow analyses resulted in an overall total equity value reference range of $19.0 — $34.1 billion (including, at the midpoint assumptions which result in an Equity Value of $25.120 billion, (i) an estimated present value of the terminal value of Lucid of approximately $23.325 billion and (ii) an estimated present value of certain tax benefits of approximately $0.562 billion) for purposes of evaluating the Merger Consideration.”

The second full paragraph on page 159 of the definitive proxy statement/prospectus is amended and restated in its entirety, including the addition of the following chart (new language indicated by bold underline):

“Selected Precedent SPAC Business Combination Transactions Analysis. Guggenheim Securities reviewed and analyzed certain financial metrics associated with selected precedent SPAC business combination transactions that Guggenheim Securities deemed relevant for purposes of this analysis (i.e., SPAC business combination transactions involving passenger or commercial electric vehicle original equipment manufacturers). The following seven precedent SPAC business combination transactions were selected by Guggenheim Securities for purposes of this analysis:

		Selected Precedent SPAC Business Combination Transactions
($ in billions)
Date Announced	Date Closed	Acquiror	Target Company	TEV at Announcement(1)
		Passenger Electric Vehicle OEM (De-SPAC)
8/18/20	12/21/20	Hennessy Capital Acquisition Corp. IV	Canoo Inc.	$1.8
7/13/20	10/29/20	Spartan Energy Acquisition Corp.	Fisker Inc.	$1.9
1/28/21	N/A	Property Solutions Acquisition Corp.	FF Intelligent Mobility Global Holdings Ltd.	$2.6

		Commercial Electric Vehicle OEM (De-SPAC)
3/3/20	6/30/20	VectoIQ Acquisition Corp.	Nikola Corp.	$3.3
11/18/20	3/24/21	CIIG Merger Corp.	Arrival S.à r.l.	$5.4
8/3/20	10/23/20	DiamondPeak Holdings Corp.	Lordstown Motors Corp.	$1.0
1/12/21	6/14/21	ArcLight Clean Transition Corp.	Proterra Inc.	$1.6

(1) Source: Public filings, based on SPAC transaction presentation.

Guggenheim Securities calculated, among other things and to the extent publicly available, certain implied transaction multiples for the selected precedent SPAC business combination transactions based on estimates from each company’s publicly available financial filings and certain other publicly available information at the time of transaction announcement, which are summarized in the table below.”

Additional Information About the Proposed Transactions and Where to Find It

The proposed business combination between Lucid and Churchill and the related PIPE investment (together, the “proposed transactions”) will be submitted to shareholders of Churchill for their consideration. Churchill has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which included a definitive proxy statement in connection with Churchill’s solicitation for proxies for the vote by Churchill’s shareholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lucid’s shareholders in connection with the completion of the proposed business combination. Churchill mailed a definitive proxy statement and has mailed other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Churchill’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and any amendments thereto in connection with Churchill’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents contain important information about Churchill, Lucid and the proposed transactions. Shareholders may also obtain a copy of the definitive proxy statement as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by Churchill, without charge, at the SEC's website located at www.sec.gov or by directing a request to Churchill.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Churchill, Lucid and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Churchill’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill’s shareholders in connection with the proposed transactions is set forth in Churchill’s proxy statement/prospectus included in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This communication contains trademarks, service marks, trade names and copyrights of Lucid, Churchill and other companies, which are the property of their respective owners.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations and timing related to commercial product launches, including the start of production and launch of the Lucid Air and any future products, the performance, range and other features of the Lucid Air, future manufacturing capabilities and facilities, the potential success of Lucid’s go-to-market strategy and expectations related to the terms and timing of the proposed transactions, including the timing of Lucid’s planned public listing. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s and Churchill’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Lucid and Churchill. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the shareholders of Churchill or Lucid is not obtained; the outcome of any legal proceedings that have been or may be instituted against Lucid or Churchill following announcement of the proposed transactions; failure to realize the anticipated benefits of the proposed transactions; risks related to the timing of expected business milestones and commercial launch, including Lucid’s ability to mass produce the Lucid Air and complete the tooling of its manufacturing facility; risks related to the expansion of Lucid’s manufacturing facility and the increase of Lucid’s production capacity; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to deliver Environmental Protection Agency (“EPA”) estimated driving ranges that match or exceed its pre-production projected driving ranges; future changes to vehicle specifications which may impact performance, pricing, and other expectations; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; Lucid’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to manage expenses; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and the impact of the global COVID-19 pandemic on Lucid, Churchill, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in the Registration Statement and Churchill’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other documents of Churchill filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Lucid nor Churchill presently know or that Lucid and Churchill currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s and Churchill’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid and Churchill anticipate that subsequent events and developments will cause Lucid’s and Churchill’s assessments to change. However, while Lucid and Churchill may elect to update these forward-looking statements at some point in the future, Lucid and Churchill specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s and Churchill’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp IV
Dated: July 15, 2021
	By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer